UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 7, 2007
ENTERPRISE GP HOLDINGS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-32610 (Commission File Number)	13-4297064 (I.R.S. Employer Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 7, 2007, Enterprise GP Holdings L.P. completed the acquisition of 4,400,000 common units of TEPPCO Partners, L.P. (“TEPPCO”) and 100% of the membership interests in Texas Eastern Products Pipeline Company, LLC, which is the general partner of TEPPCO. This transaction was originally reported on a Current Report on Form 8-K on May 10, 2007. This amendment is being filed to amend Item 9.01 to provide certain required financial information relating to the acquisition of partnership interests in TEPPCO and Texas Eastern Products Pipeline Company, LLC.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     The required financial statements are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.
(b) Pro forma financial information.
     The required pro forma financial information is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
(d) Exhibits.
     The following exhibits are being filed herewith:

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of Texas Eastern Products Pipeline Company, LLC and subsidiaries as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006

99.2	Unaudited Consolidated Financial Statements of Texas Eastern Products Pipeline Company, LLC and subsidiaries for the three month periods ended March 31, 2007 and 2006

99.3	Audited Consolidated Financial Statements of Jonah Gas Gathering Company and subsidiary for the year ended December 31, 2006

99.4	Pro Forma Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P. By: EPE Holdings, LLC, as general partner
Date: July 18, 2007	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of EPE Holdings, LLC

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of Texas Eastern Products Pipeline Company, LLC and subsidiaries as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006

99.2	Unaudited Consolidated Financial Statements of Texas Eastern Products Pipeline Company, LLC and subsidiaries for the three month periods ended March 31, 2007 and 2006

99.3	Audited Consolidated Financial Statements of Jonah Gas Gathering Company and subsidiary for the year ended December 31, 2006

99.4	Pro Forma Financial Statements

4